UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2007

Calypte Biomedical Corporation
(Exact name of Company as specified in its charter)

Delaware	000-20985	06-1226727
(State or Other Jurisdiction) of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

16290 S.W. Upper Boones Ferry Road, Portland, OR 97224
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (503) 726-2227

N/A

 (Former name or former address, if changed since last report)

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 7.01 - Regulation FD Disclosure.

On December 6, 2007, Calypte Biomedical Corporation (the “Company”) held a webcast following its Annual Meeting of Stockholders (the “Annual Meeting”) during which Roger I. Gale, the Company’s Chairman and Chief Executive Officer made some prepared remarks and, with other members of management, answered questions from stockholders present at the Annual Meeting or submitted via e-mail prior to the meeting. A copy of Mr. Gale’s prepared remarks and the stockholders’ questions and responses thereto is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Prepared Remarks of Roger I. Gale for Calypte Biomedical Corporation Annual Meeting of Stockholders held on December 6, 2007 and stockholder questions and Company responses thereto.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   Portland, Oregon
December 12, 2007

Calypte Biomedical Corporation

By:  /s/  Jerrold D. Dotson
     Jerrold D. Dotson
    Vice President - Finance